UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2019 (September 30, 2019)

Arbutus Biopharma Corporation
(Exact name of registrant as specified in charter)

British Columbia, Canada	001-34949	98-0597776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Veterans Circle Warminster, Pennsylvania	18974
(Address of principal executive offices)	(Zip Code)

(267) 469-0914
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ABUS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01.  Other Events.

In July 2019, Arbutus Biopharma Corporation (“Arbutus” or “Company”) announced preliminary results from a Phase 1a/1b clinical trial of AB-506, the Company’s second generation capsid inhibitor, in healthy subjects and two cohorts of chronic hepatitis B (“CHB”) infected subjects. As Arbutus has also previously reported, no serious adverse events (“SAEs”) or clinically significant safety findings were observed in healthy subjects (N=33), with alanine aminotransferase (“ALT”) levels and other liver function tests remaining normal throughout the 10 days of dosing in healthy subjects.

Arbutus further reported, however, that in two cohorts of CHB subjects, four CHB subjects (two in each of the cohorts) experienced Grade 4 ALT flares, which returned to baseline levels upon AB-506 discontinuation or completion of the 28-day treatment period. Aspartate aminotransferase values were also elevated to a lesser degree, however, none of the subjects met the criteria for drug induced liver injury as bilirubin values and liver synthetic function remained normal. All four ALT flares occurred after the subjects experienced a >2 log decline in hepatitis B virus DNA from baseline.

To further investigate the nature of the ALT flares, the Company initiated a healthy subjects study testing 28 days of dosing. Before completing the study, the Company observed two cases of acute hepatitis. Consequently, the Company immediately stopped the clinical trial and decided to discontinue all further development of AB-506.

As a result of its decision to discontinue further development of AB-506, Arbutus no longer expects to initiate a combination study of AB-506 and AB-729 in the second half of 2020.

On October 3, 2019, Arbutus posted an updated corporate presentation on its website at www.arbutusbio.com. A copy of the presentation is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Forward-Looking Statements and Information

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and forward-looking information within the meaning of Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statements in this report include statements about the Company’s expectations regarding the timing and clinical development of its product candidates.

There are known and unknown risks and uncertainties which could cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements contained herein. Known risks and uncertainties include, among others: changes in the Company’s strategy regarding its product candidates and clinical development activities; anticipated pre-clinical studies and clinical trials may be more costly or take longer to complete than anticipated; economic and market conditions may worsen; and market shifts may require a change in strategic focus.

A more complete discussion of the risks and uncertainties facing the Company appears in the Company’s Annual Report on Form 10-K, the Company’s Quarterly Reports on Form 10-Q and the Company’s continuous and periodic disclosure filings, which are available at www.sedar.com and at www.sec.gov. All forward-looking statements herein are qualified in their entirety by this cautionary statement, and the Company disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Corporate presentation dated October 3, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arbutus Biopharma Corporation

Date: October 3, 2019	By:	/s/ David C. Hastings
	Name:	David C. Hastings
	Title:	Chief Financial Officer